UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           June 29, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01  OTHER EVENTS

On June 23, 2006, General Motors Corporation ("GM") informed Con-way Inc. ("Con-way") that it intends to exercise its right to purchase Con-way's interest in Vector SCM, LLC ("Vector"). The joint venture was formed by Menlo Worldwide, LLC ("MWW"), Con-way's global contract logistics subsidiary, and GM in December 2000 to deliver lead logistics provider services for GM's global supply chain. The terms of the joint venture give GM the right to exercise a buy-out of Con-way's interest in Vector, subject to agreement on valuation, terms and conditions. The companies will promptly enter into discussions intended to establish a valuation for the venture. Vector will provide ongoing services and support to GM during the valuation process and during a subsequent post-transaction transition period to ensure smooth transition of services, personnel and functions. Upon completion of the sale of its interest in Vector, Con-way will no longer receive any income from the joint venture. Contracts where Vector is providing services to non-GM entities will be transitioned to MWW.

A copy of the press release Con-way filed on June 29, 2006 to announce GM's exercise of its call right and intent to purchase Con-way's interest in Vector is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         ----------------------------------------
     99                  Press Release dated June 29, 2006


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

June 29, 2006         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary